SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2006

UNIVISION COMMUNICATIONS INC.

(Exact name of registrant as specified in charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-12223	95-4398884
(Commission File Number)	(IRS Employer Identification No.)

1999 Avenue of the Stars, Suite 3050
Los Angeles, CA 90067

 (Address of principal executive offices)

(310) 556-7676

(Registrant’s telephone number, including area code)

NO CHANGE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR      240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

As Univision Communications Inc. (the “Company”) reported on Form 8-K earlier today, Televisa, S.A. de C.V. filed its answer to the Company’s counterclaims in the lawsuit between the parties.  This Report on Form 8-K is being furnished solely to provide the Answer as an exhibit.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1 Answer of Televisa, S.A. de C.V.  and Grupo Televisa S.A. to the Counterclaims of Univision Communications Inc. and Telefutura Network filed on January 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2006	UNIVISION COMMUNICATIONS INC.

	By:	/s/ C. Douglas Kranwinkle
Name: C. Douglas Kranwinkle
Title: Executive Vice President